              American Century World Mutual Funds, Inc.
              For the year ending 11/30/2006
              Exhibit 77 O


Fund          Issuer                                Ticker      Principal Amount (US$)  Principal Amount (Foreign$)

EMGMKTS       Industrial & Commercial Bank of China 1398.HKKong       $13,258,895,733          HKD 103,217,851,500.00
NTEMGMKT      Industrial & Commercial Bank of China 1398.HKKong       $13,258,895,733          HKD 103,217,851,500.00
INTL DIS      Hochschild Mining LTD                 HOC.L               $ 675,276,963          GBP     355,250,000.00

Fund          Issuer                                Ticker      Amount Purchased (US$)     Amount Purchased (Foreign$)  Trade Date

EMGMKTS       Industrial & Commercial Bank of China 1398.HKKong $  1,338,107.94                HKD 10,416,902.71        10/20/2006
NTEMGMKT      Industrial & Commercial Bank of China 1398.HKKong $     42,742.02                HKD 332,738.05           10/20/2006
INTL DIS      Hochschild Mining LTD                 HOC.L       $           -                                            11/3/2006

Fund          Issuer                                Ticker             Price             Price-Foreign           Underwriter

EMGMKTS       Industrial & Commercial Bank of China 1398.HKKong        $0.3944            HKD 3.07                 CSFB
NTEMGMKT      Industrial & Commercial Bank of China 1398.HKKong        $0.3944            HKD 3.07                 CSFB
INTL DIS      Hochschild Mining LTD                 HOC.L              $6.6530            GBP 3.50                 CAZN

Fund          Issuer                                Ticker      Underwriting Spread      Currency         Underwriting Spread (US$)

EMGMKTS       Industrial & Commercial Bank of China 1398.HKKong        2.502%               HKD                   $0.010
NTEMGMKT      Industrial & Commercial Bank of China 1398.HKKong        2.502%               HKD                   $0.010
INTL DIS      Hochschild Mining LTD                 HOC.L              3.000%               GBP                   $0.200